                                                                   EXHIBIT 10.59

PEARL MEYER & PARTNERS

                                 PULITZER INC.

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                  Incentive Opportunities for ROBERT WOODWORTH

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This term sheet outlines certain incentive opportunities that will be offered to you if the current strategic review process leads to a sale of the Company (a "Transaction") that takes place before September 1, 2005.

A.       TRANSACTION INCENTIVE OPPORTUNITY

         To encourage you to continue with the Company and share in the value realized by our stockholders, you will be eligible to receive the following amounts UPON THE TRANSACTION CONSUMMATION IF YOU ARE THEN STILL EMPLOYED BY THE COMPANY:


         BONUS IN LIEU OF 2004 STOCK OPTION GRANT

                  $420,450 This Bonus is being offered in lieu of a 2004 stock option grant.

B.       RETENTION INCENTIVE OPPORTUNITY

         To encourage you to continue with the Company following the transaction, you will be eligible to receive the following amount on the date that is THREE MONTHS FOLLOWING THE TRANSACTION CONSUMMATION IF YOU ARE THEN EMPLOYED BY THE COMPANY (OR ITS SUCCESSOR):

         RETENTION BONUS

                  $375,143 You would also be entitled to the Retention Bonus if your employment is terminated during the period of three months following the Transaction other than by the Company for "Cause" or by you without "Good Reason" (as those terms are defined in your Executive Transition Agreement).


                                                     A Clark Consulting Practice

PEARL MEYER & PARTNERS

                                 PULITZER INC.

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                  Incentive Opportunities for ROBERT WOODWORTH

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C.       STOCK OPTIONS

         All of your unvested options to purchase common stock of Pulitzer Inc. will vest immediately before consummation of the Transaction, assuming your employment continues until that time. Your vested options are, of course, currently exercisable, subject to compliance with federal securities laws and Company policies.

D.       EXECUTIVE TRANSITION PLAN

         The above incentive opportunities will be in addition to any rights or entitlements you have under your Executive Transition Agreement.


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                                                     A Clark Consulting Practice